Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

4.375% SENIOR NOTES DUE 2018

Dated as of October 30, 2013

by and among

GLP CAPITAL, L.P.

GLP FINANCING II, INC.

GAMING AND LEISURE PROPERTIES, INC.

and

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is made and entered into as of October 30, 2013, by and among GLP CAPITAL, L.P., a Pennsylvania limited partnership (“GLP Capital”), GLP FINANCING II, INC., a Delaware corporation (together with GLP Capital, the “Companies”), GAMING AND LEISURE PROPERTIES, INC., a Pennsylvania corporation , MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (“BofA”) and each of the other Initial Purchasers set forth on Schedule A attached hereto (collectively with BofA, the “Initial Purchasers”).

This Agreement is made pursuant to the Purchase Agreement dated as of October 23, 2013, by and among the Companies, the Guarantor and the Initial Purchasers (the “Purchase Agreement”), which provides for, among other things, the sale by the Companies to the Initial Purchasers of $ 550,000,000 principal amount of the Companies’ 4.375% Senior Notes due 2018, which are guaranteed by the Guarantor, as described in the Purchase Agreement.  In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Companies and the Guarantor have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement.  The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

In consideration of the foregoing, the parties hereto agree as follows:

1.                                      Definitions.  As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Advice” shall have the meaning set forth in the last paragraph of Section 3 hereof.

“Applicable Period” shall have the meaning set forth in Section 3(r) hereof.

“BofA” shall have the meaning set forth in the preamble to this Agreement.

“Business Day” shall mean a day that is not a Saturday, a Sunday or a day on which banking institutions in New York, New York are required or permitted to be closed.

“Companies” shall have the meaning set forth in the preamble to this Agreement and also includes each of the Companies’ successors and permitted assigns.

“Depositary” shall mean The Depository Trust Company or any other depositary appointed by the Companies; provided, however, that such depositary must have an address in the Borough of Manhattan, in the City of New York.

“Effectiveness Period” shall have the meaning set forth in Section 2(b) hereof.

“Effectiveness Target Date” shall have the meaning set forth in Section 2(e) hereof.

“Event Date” shall have the meaning set forth in Section 2(e) hereof.

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.

“Exchange Notes” shall mean the Notes issued by the Companies pursuant to, and entitled to the benefits of, the Indenture or a trust indenture which is substantially identical to the Indenture (which, in either case, shall be qualified under the TIA), and registered pursuant to an effective Registration Statement under the Securities Act, to be offered to Holders of Notes in exchange for Transfer Restricted Notes pursuant to the Exchange Offer, which shall be identical in all material respects to the Transfer Restricted Notes (except that (i) interest thereon shall accrue from the last date on which interest was paid on such Notes or, if no such interest has been paid, from the Issue Date, (ii) the transfer restrictions thereon shall be eliminated and (iii) such Exchange Notes shall not be entitled to Liquidated Damages as set forth in Section 2(e) below).  The Exchange Notes will be issued as evidence of the same continuing indebtedness of the Companies and will not constitute the creation of new indebtedness.

“Exchange Offer” shall mean the exchange offer by the Companies and the Guarantor of Exchange Notes for Notes pursuant to Section 2(a) hereof.

“Exchange Offer Registration” shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

“Exchange Offer Registration Statement” shall mean an exchange offer registration statement on an appropriate form under the Securities Act, and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Exchange Period” shall have the meaning set forth in Section 2(a) hereof.

“Guarantor” shall have the meaning set forth in the Indenture.

“Holder” shall mean each Initial Purchaser, for so long as it owns any Transfer Restricted Notes, and each of its direct and indirect successors, assigns and transferees who becomes or become registered owners of Transfer Restricted Notes under the Indenture and each Participating Broker-Dealer that holds Exchange Notes for so long as such Participating Broker-Dealer is required to deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes.

“Indenture” shall mean the Indenture relating to the Notes dated as of October 30, 2013, by and among the Companies, the Guarantor and Wells Fargo Bank, National Association, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

“Initial Purchasers” shall have the meaning set forth in the preamble to this Agreement.

“Inspectors” shall have the meaning set forth in Section 3(m) hereof.

“Issue Date” shall mean the date on which the Notes are originally issued.

“Liquidated Damages” shall have the meaning set forth in Section 2(e) hereof.

“Majority Holders” shall mean, subject to Section 7(j), the Holders of a majority of the aggregate principal amount of outstanding Transfer Restricted Notes.

“Notes” shall mean, collectively, $550,000,000 in aggregate principal amount of the Companies’ 4.375% Senior Notes due 2018 to be issued and sold to the Initial Purchasers, and the securities issued in exchange therefor or in lieu thereof pursuant to the Indenture. Each Note is entitled to the benefit of the guarantee provided by the Guarantor under the Indenture (the “Guarantee”) and, unless the context otherwise requires, any reference herein to a “Note,” “Exchange Note,” or “Private Exchange Note” shall include a reference to the related Guarantee.

“Participating Broker-Dealer” shall have the meaning set forth in Section 3(r) hereof.

“Person” shall mean an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Private Exchange” shall have the meaning set forth in Section 2(a) hereof.

“Private Exchange Notes” shall have the meaning set forth in Section 2(a) hereof.

“Prospectus” shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Transfer Restricted Notes covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Records” shall have the meaning set forth in Section 3(m) hereof.

“Registration Default” shall have the meaning set forth in Section 2(e) hereof.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance by the Companies and the Guarantor and  with this Agreement, including without limitation:  (i) all applicable SEC or Financial Industry Regulatory Authority (“FINRA”) registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for any Holder that is an Initial Purchaser in connection with blue sky qualification of any of the Exchange Notes or Transfer Restricted Notes) and compliance with the rules of FINRA, (iii) all applicable expenses incurred by the Companies and the Guarantor in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing any other documents relating to the performance of and compliance with this Agreement, (iv) the fees and disbursements of counsel for the Companies and the Guarantor and of the independent certified public accountants of the Companies and the Guarantor, including the expenses of any “cold comfort” letters (in connection with a Shelf Registration Statement) required by or necessary for such performance or compliance, (v) the fees and expenses of the Trustee, and any exchange agent or custodian, (vi) all fees and expenses incurred in connection with the listing, if any, of any of the Transfer Restricted Notes on any securities exchange or exchanges, if the Companies and the Guarantor, in their discretion, elect to make any such listing, (vii) all rating agency fees, if any, (viii) the reasonable fees and expenses of one counsel, if any, designated in writing by the Majority Holders to act as counsel for the Holders of the Transfer Restricted Notes in connection with a Shelf Registration Statement (which counsel shall be reasonably satisfactory to the Companies and the Guarantor) and (ix) any fees and disbursements to be paid by the Companies and the Guarantor or sellers of securities and the fees and expenses of any special experts retained by the Companies and the Guarantor in connection with any Shelf Registration Statement; but excluding fees and disbursements of counsel to, or other advisors or experts retained (severally or jointly) by the Holders (other than as set forth in (ii) and (viii) above), agency and other fees, expenses, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Transfer Restricted Notes by a Holder.

“Registration Statement” shall mean any registration statement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement) of the Companies and the Guarantor which covers any of the Exchange Notes or the Transfer Restricted Notes pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the United States Securities Act of 1933, as amended.

“Shelf Registration” shall mean a registration effected pursuant to Section 2(b) hereof.

“Shelf Registration Event” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Companies and the Guarantor relating to a “shelf” offering in accordance with Rule 415 of the Securities Act, or any similar rule that may be adopted by the SEC, pursuant to the provisions of Section 2(b) hereof which covers all of the Transfer Restricted Notes, on an appropriate form under the Securities Act, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“TIA” shall have the meaning set forth in Section 2(a) hereof.

“Transfer Restricted Notes” shall mean each Note, and each Private Exchange Note, if issued; provided, however, that each Note or Private Exchange Note, as the case may be, shall cease to be a Transfer Restricted Note when (i) with respect to a Note only, such Note has been exchanged by a person other than a Participating Broker-Dealer in the Exchange Offer for an Exchange Note or, provided the Holder thereof received timely and proper notice of the Exchange Offer, was entitled to be exchanged by such person in the Exchange Offer by such person, but was not properly tendered into, or was withdrawn from, the Exchange Offer, (ii) with respect to a Note only, following the exchange by a Participating Broker-Dealer in the Exchange Offer of a Note for an Exchange Note, such Exchange Note is sold to a purchaser who receives from such Participating Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, as amended or supplemented, (iii) such Note or Private Exchange Note, as the case may be, has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement, (iv) such Note or Private Exchange Note, as the case may be, is distributed to the public pursuant to

Rule 144 (or any similar provision then in force, but not Rule 144A) under the Securities Act, (v) such Note or Private Exchange Note, as the case may be, shall have been otherwise transferred by the holder thereof and a new security not bearing a legend restricting further transfer shall have been delivered by the Companies and subsequent disposition of such new security shall not require registration or qualification under the Securities Act or any similar state law then in force, or (vi) such Note or Private Exchange Note, as the case may be, ceases to be outstanding.

“Trustee” shall mean the trustee with respect to the Notes under the Indenture.

2.                                      Registration Under the Securities Act.

(a)                                 Exchange Offer.  (i)  To the extent not prohibited by any applicable law or applicable policy of the SEC, the Companies and the Guarantor shall, for the benefit of the Holders, at the expense of the Companies and the Guarantor, (A) prepare and, on or prior to 270 days after the Issue Date (or if such 270th day is not a Business Day, on or prior to the first Business Day thereafter), file with the SEC an Exchange Offer Registration Statement on an appropriate form under the Securities Act covering the offer by the Companies and the Guarantor to the Holders who are not prohibited by any law or policy of the SEC from participating in the Exchange Offer to exchange all of the Transfer Restricted Notes for a like principal amount of Exchange Notes, (B) use their reasonable best efforts to cause such Exchange Offer Registration Statement to be declared effective under the Securities Act by the SEC on or prior to 325 days after the Issue Date (or if such 325th day is not a Business Day, on or prior to the first Business Day thereafter), (C) use their reasonable best efforts to keep such Registration Statement effective for a period of not less than 20 Business Days after the date notice of the Exchange Offer is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the “Exchange Period”) and (D) use their reasonable best efforts to commence the Exchange Offer and, on or prior to 360 days after the Issue Date (or if such 360th day is not a Business Day, on or prior to the first Business Day thereafter), issue Exchange Notes in exchange for all Notes properly tendered and not withdrawn prior thereto in the Exchange Offer.  Upon the effectiveness of the Exchange Offer Registration Statement, the Companies and the Guarantor shall commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Transfer Restricted Notes for Exchange Notes (assuming that such Holder (a) is not an affiliate of either of the Companies within the meaning of Rule 405 under the Securities Act, (b) is not a broker-dealer tendering Transfer Restricted Notes acquired directly from the Companies (or an affiliate of either of the Companies) for its own account, (c) acquired the Exchange Notes in the ordinary course of such Holder’s business and (d) has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing (within the meaning of the Securities Act) the Exchange Notes) and to transfer such Exchange Notes from and after their receipt without any limitations or restrictions on transfer under the Securities Act and under state securities or blue sky laws.

(ii)                                  In connection with the Exchange Offer, the Companies and the Guarantor shall:

(A)                               mail or caused to be mailed as promptly as practicable after the Exchange Offer Registration Statement has been declared effective under the Securities Act to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with, in the case of a Holder who holds Notes held in physical certificated form, an appropriate letter of transmittal and related documents and, in the case of a Holder who is the beneficial owner of such Notes held in book-entry form, instructions regarding the procedures for automated delivery of such Notes pursuant to the Depositary’s Automated Tender Offer Program and related documents;

(B)                               keep the Exchange Offer open for acceptance during the Exchange Period;

(C)                               utilize the services of the Depositary for the Exchange Offer;

(D)                               permit Holders to withdraw tendered Transfer Restricted Notes at any time prior to 5:00 p.m. (New York time) on the last Business Day of the Exchange Period by telegram, telex, facsimile transmission or letter to the institution specified in the notice, setting forth the name of such Holder, the principal amount of Notes delivered for exchange, and a statement that such Holder is withdrawing its election to have such Notes exchanged;

(E)                                notify each Holder that any Transfer Restricted Notes not tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

(F)                                 otherwise comply in all material respects with all applicable laws relating to the Exchange Offer.

(iii)                               If, prior to consummation of the Exchange Offer, the Initial Purchasers hold any Transfer Restricted Notes acquired by them and having the status of an unsold allotment in the initial distribution, the Companies and the Guarantor upon the request of any Initial Purchaser shall, to the extent not prohibited by any applicable law or applicable policy of the SEC and to the extent the CUSIP Service Bureau will issue the same (other than any letter, number or such other notation, the purpose of which is to identify the Private Exchange Notes as securities subject to transfer restrictions not applicable to the Exchange Notes) CUSIP numbers for the Private Exchange Notes as for the Exchange Notes upon the request of the Companies and the Guarantor described in (iv) below, simultaneously with the delivery of the Exchange Notes in the Exchange Offer, issue and deliver to such Initial Purchaser in exchange (the “Private Exchange”) for the Notes held by such Initial Purchaser, a like principal amount of debt securities of the Companies and guaranteed by the Guarantor, issued pursuant to, and entitled to the benefits of, the Indenture and identical in all material respects to the Exchange Notes, except that such securities and guarantee shall bear appropriate transfer restrictions (the “Private Exchange Notes”).

(iv)                              The Exchange Notes and the Private Exchange Notes shall be issued under (A) the Indenture or (B) an indenture identical in all material respects to the Indenture and which, in either case, has been qualified under the United States Trust Indenture Act of 1939, as amended (the “TIA”) or is exempt from such qualification and shall provide that the Exchange Notes (other than the Private Exchange Notes) shall not be subject to the transfer restrictions set forth in the Indenture.  The Indenture or such indenture shall provide that the Exchange Notes, the Private Exchange Notes and the Notes shall vote and consent together on all matters as one class and that none of the Exchange Notes, the Private Exchange Notes or the Notes shall have the right to vote or consent as a separate class on any matter.  The Private Exchange Notes shall be of the same series as, and the Companies and the Guarantor shall request of the CUSIP Service Bureau to issue the same CUSIP numbers for the Private Exchange Notes as for, the Exchange Notes issued pursuant to the Exchange Offer.  The Companies and the Guarantor shall not have any liability hereunder solely as a result of such Private Exchange Notes not bearing the same CUSIP number as the Exchange Notes.

(v)                                 The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than (A) that, in the opinion of counsel to the Companies and the Guarantor, the Exchange Offer or Private Exchange, as the case may be, does not violate applicable law or any applicable policy of the SEC, (B) that no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which, in GLP Capital’s reasonable judgment, might impair the ability of the Companies and the Guarantor to proceed with the Exchange Offer or the Private Exchange nor shall any material adverse development have occurred in any such action or proceeding with respect to the Companies and the Guarantor, (C) that all governmental approvals shall have been obtained which approvals GLP Capital deems necessary for the consummation of the Exchange Offer or Private Exchange and (D) the due tendering of Transfer Restricted Notes in accordance with the terms of the Exchange Offer.  As soon as practicable after the close of the Exchange Offer and/or the Private Exchange, as the case may be, the Companies and the Guarantor shall:

(1)                                 accept for exchange all Transfer Restricted Notes properly tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange, as the case may be, in accordance with the terms of the Exchange Offer Registration Statement and the letter of transmittal and related documents or automated delivery instructions and related documents, as the case may be, of which shall be exhibit thereto; and

(2)                                 deliver, or cause to be delivered, to the Trustee for cancellation all Transfer Restricted Notes so accepted for exchange by the Companies and the Guarantor, and issue, and cause the Trustee under the Indenture to promptly authenticate and deliver to each Holder, a new Exchange Note or Private Exchange Note, as the case may be, equal in principal amount to the principal amount of the Notes surrendered by such Holder and accepted for exchange.

(vi)                              To the extent not prohibited by any law or applicable policy of the SEC, the Companies and the Guarantor shall use their reasonable best efforts to complete the Exchange Offer as provided above, and shall comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws in connection with the Exchange Offer.  Each Holder of Notes who wishes to exchange such Notes for Exchange Notes in the Exchange Offer will be required to make certain customary representations in connection therewith, including representations that such Holder is not an affiliate of either of the Companies within the meaning of Rule 405 under the Securities Act, or if it is an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, that it is not a broker-dealer tendering Transfer Restricted Notes acquired directly from either of the Companies (or an affiliate of either of the Companies) for its own account, that any Exchange Notes to be received by it will be acquired in the ordinary course of business and that at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes.  Each Participating Broker-Dealer will be required to further represent that any Transfer Restricted Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledge that it will deliver the Prospectus included in the Exchange Offer Registration Statement in connection with the resale of Exchange Notes to the extent it is subject to the prospectus delivery requirements of the SEC.  The Companies and the Guarantor may inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Notes in the Exchange Offer.

(vii)                           Upon consummation of the Exchange Offer in accordance with this Section 2(a), the provisions of this Agreement shall continue to apply, modified as necessary, solely with respect to Transfer Restricted Notes that are Private Exchange Notes, Exchange Notes held by Participating Broker-Dealers and Transfer Restricted Notes entitled to a Shelf Registration pursuant to the first paragraph of Section 2(b) hereof.

(b)                                 Shelf Registration.  (i)  In the event that (A) filing the Exchange Offer Registration Statement would not be permitted by applicable law or SEC policy, (B) the Exchange Offer is not consummated within 365 days after the Issue Date, (C) any Holder of Transfer Restricted Notes notifies the Companies and the Guarantor within 20 Business Days after the commencement of the Exchange Offer that (1) due to a change in applicable law or SEC policy it is not entitled to participate in the Exchange Offer, (2) due to a change in applicable law or SEC policy it may not resell the Exchange Notes to be acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer

Registration Statement is not appropriate or available for such resales by such Holder or (3) it is a broker-dealer and owns Transfer Restricted Notes acquired directly from either of the Companies or an affiliate of either of the Companies or (D) the Majority Holders may not resell the Exchange Notes acquired by them in the Exchange Offer to the public without restriction under the Securities Act and without restriction under applicable blue sky or state securities laws (any of the events specified in (A)-(D) being a “Shelf Registration Event”), then the Companies and the Guarantor shall, at their own cost, use their reasonable best efforts to file the Shelf Registration Statement on or prior to 60 days (or if such 60th day is not a Business Day, on or prior to the first Business Day thereafter) after such filing obligation arises, and use their reasonable best efforts to cause the Shelf Registration Statement to be declared or become effective, as applicable, under the Securities Act on or prior to 180 days (or if such 180th day is not a Business Day, on or prior to the first Business Day thereafter) after such filing obligation arises; provided, however, that if the Companies and the Guarantor have not consummated the Exchange Offer within 365 days (or if such 365th day is not a Business Day, on or prior to the first Business Day thereafter) of the Issue Date, then the Companies and the Guarantor will use their reasonable best efforts to file with the SEC on or prior to the 405th day after the Issue Date (or if such 405th day is not a Business Day, on or prior to the first Business Day thereafter) a Shelf Registration Statement providing for the sale by the Holders of all of the Transfer Restricted Notes, and shall use their reasonable best efforts to have such Shelf Registration Statement be declared or become effective, as applicable, under the Securities Act no later than 60 days (or if such 60th day is not a Business Day, no later than the first Business Day thereafter) after such Shelf Registration Statement was first filed with the SEC.  No Holder of Transfer Restricted Notes may include any of its Transfer Restricted Notes in any Shelf Registration pursuant to this Agreement unless and until such Holder furnishes to the Companies and the Guarantor in writing such information as the Companies and the Guarantor may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein.  Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Companies and the Guarantor all information with respect to such Holder necessary to make any information previously furnished to the Companies and the Guarantor by such Holder not materially misleading.

(ii)     The Companies and the Guarantor agree to use their reasonable best efforts to keep the Shelf Registration Statement continuously effective until the second anniversary of the effective date of the Shelf Registration Statement (subject to extension pursuant to the last paragraph of Section 3 hereof) (or such shorter period that will terminate when all of the Transfer Restricted Notes covered by such Shelf Registration Statement have been sold pursuant thereto or cease to be outstanding or otherwise cease to be Transfer Restricted Notes) (the “Effectiveness Period”).  The Companies and the Guarantor further agree, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Companies and the

Guarantor for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Companies and the Guarantor agree to furnish to the Holders of Transfer Restricted Notes copies of any such supplement or amendment (or, with respect to documents incorporated by reference, to make available) promptly after its being used or filed with the SEC.

(c)           Expenses.  The Companies and the Guarantor, severally and jointly, shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or 2(b) hereof.  Each Holder shall pay all expenses of its counsel (other than as set forth otherwise in this Agreement), all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder’s Transfer Restricted Notes pursuant to the Shelf Registration Statement.

(d)           Effective Registration Statement.  An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have been declared or become effective, as applicable, unless it has been declared effective by the SEC (unless it becomes effective automatically upon filing); provided, however, that if, after it has been declared or become effective, as applicable, the offering of Transfer Restricted Notes pursuant to an Exchange Offer Registration Statement or Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Transfer Restricted Notes may legally resume.  The Companies and the Guarantor will be deemed not to have used their reasonable best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if any of them voluntarily takes any action that would result in any such Registration Statement not becoming effective under the Securities Act or in the Holders of Transfer Restricted Notes covered thereby not being able to exchange or offer and sell such Transfer Restricted Notes during that period, unless such action is required by, or advisable under, applicable law.

(e)           Liquidated Damages.  (i)  In the event that (A) the applicable Registration Statement is not filed with the SEC on or prior to the date specified herein for such filing, (B) the applicable Registration Statement has not been declared or become effective, as applicable, under the Securities Act on or prior to the date specified herein for such effectiveness (the “Effectiveness Target Date”), (C) the Exchange Offer is required to be consummated hereunder and the Companies and the Guarantor fail to consummate the Exchange Offer within 35 days (or if such 35th day is not a Business Day, on or prior to the first Business Day thereafter) of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (D) the applicable Registration Statement is filed and has been declared or become effective, as applicable, under the Securities Act prior to the Effectiveness Target Date but shall thereafter cease to be effective or usable in connection with the Exchange Offer or resales of Transfer

Restricted Notes, as the case may be, during the periods specified herein (as a result of an order suspending the effectiveness of such Registration Statement or otherwise) without being immediately succeeded by an additional Registration Statement covering the Transfer Restricted Notes which has been filed and been declared or become effective, as applicable, under the Securities Act (each such event referred to in clauses (A) through (D), a “Registration Default”), then the Companies and the Guarantor, jointly and severally, shall pay Liquidated Damages to each Holder of Transfer Restricted Notes as to which such Registration Default relates (“Liquidated Damages”), with respect to the first 90-day period (or portion thereof) while a Registration Default is continuing immediately following the occurrence of such Registration Default, in an amount equal to 0.25% per annum of the principal amount of the Transfer Restricted Notes of such Holder.  The amount of Liquidated Damages will increase by an additional 0.25% per annum of the principal amount of the Transfer Restricted Notes of such Holder for each subsequent 90-day period (or portion thereof) while a Registration Default is continuing until all Registration Defaults have been cured, up to a maximum amount of 0.50% per annum of the principal amount of the Transfer Restricted Notes of such Holder.  Liquidated Damages shall be computed based on the actual number of days elapsed during which any such Registration Default exists.  Immediately following the cure of a Registration Default, the accrual of Liquidated Damages with respect to such Registration Default will cease and the interest rate will revert to the original rate.

(ii)           The Companies and the Guarantor shall deliver to the Trustee an Officers’ Certificate (as provided for in the Indenture) within five Business Days after each and every date on which an event occurs in respect of which Liquidated Damages are required to be paid (an “Event Date”).  Liquidated Damages shall be paid in arrears by depositing with the Trustee, in trust, for the benefit of the Holders of Transfer Restricted Notes, on or before the applicable semiannual interest payment date, immediately available funds in sums sufficient to pay the Liquidated Damages then due.  The Liquidated Damages due shall be payable in arrears on each interest payment date to the record Holder of Notes entitled to receive the interest payment to be paid on such date as set forth in the Indenture.  Each obligation to pay Liquidated Damages shall be deemed to accrue from, and including the day following, the applicable Event Date.  The Companies and the Guarantor shall not be required to pay Liquidated Damages for more than one Registration Default at any given time.

(f)            Specific Enforcement.  Without limiting the remedies available to the Initial Purchasers and the Holders, the Companies and the Guarantor acknowledge that any failure by them to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the obligations of the Companies and the Guarantor under Section 2(a) and Section 2(b) hereof.

3.             Registration Procedures.  In connection with the obligations of the Companies and the Guarantor with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Companies and the Guarantor shall:

(a)           prepare and file as prescribed by Section 2(a) and use their reasonable best efforts to prepare and file as prescribed by Section 2(b), as applicable, with the SEC a Registration Statement or Registration Statements within the relevant time period specified in Section 2 hereof on the appropriate form under the Securities Act, which form (i) shall be selected by GLP Capital, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Transfer Restricted Notes by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the SEC to be filed therewith; and use their reasonable best efforts to cause such Registration Statement to be declared or become effective, as applicable, and remain effective in accordance with Section 2 hereof.  The Companies and the Guarantor shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must provide information for inclusion therein without the Holders being afforded an opportunity to review such documentation a reasonable time prior to the filing of such document or if the Majority Holders or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object;

(b)           prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the Effectiveness Period or the Applicable Period, as the case may be; and cause each Prospectus to be supplemented by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, and comply in all material respects with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to them with respect to the disposition of all securities covered by each Registration Statement during the Effectiveness Period or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

(c)           in the case of a Shelf Registration, (i) notify each Holder of Transfer Restricted Notes, at least five Business Days prior to filing, that a Shelf Registration Statement with respect to the Transfer Restricted Notes is being filed and advise such Holder that the distribution of Transfer Restricted Notes will be made in accordance with the method selected by the Majority Holders participating in the Shelf Registration; (ii) furnish to each Holder of Transfer Restricted Notes, without charge, as many copies of each Prospectus, and any amendment or supplement thereto (other than any amendments or supplements pursuant to the filing of periodic reports under the Exchange Act which are incorporated by reference into such Prospectus) and such other documents as such Holder may reasonably request, in order to facilitate the disposition of the Transfer Restricted Notes; and (iii) subject to the last paragraph of Section 3 hereof, hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Notes in connection with the offering and sale of the Transfer Restricted Notes covered by such Prospectus or any amendment or supplement thereto;

(d)           in the case of a Shelf Registration, use their reasonable best efforts to register or qualify, as may be required by applicable law, the Transfer Restricted Notes under all applicable state securities or “blue sky” laws of such jurisdictions by the time the applicable Registration Statement becomes effective under the Securities Act as any Holder of Transfer Restricted Notes covered by a Registration Statement shall reasonably request in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Transfer Restricted Notes owned by such Holder; provided, however, that neither of the Companies nor the Guarantor shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d) or (ii) take any action which would subject it to general service of process or taxation in any such jurisdiction where it is not then so subject;

(e)           in the case of (i) a Shelf Registration or (ii) Participating Broker-Dealers who have notified the Companies and the Guarantor that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(r) hereof, notify each Holder of Transfer Restricted Notes, or such Participating Broker-Dealers, as the case may be, their counsel, if any, promptly and confirm such notice in writing (if such notice was not originally given in writing) (A) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, other than any amendments or supplements pursuant to the filing of periodic reports under the Exchange Act which are incorporated by reference into such Registration Statement, (B) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has been declared or become effective, as applicable, (C) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (D) if the Companies or the Guarantor receive any notification with respect to the suspension of the qualification of the Transfer Restricted Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, (E) of the happening of any event or the failure of any event to occur or the discovery of any facts or otherwise during the Effectiveness Period or the Applicable Period, as the case may be, which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus to omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (F) of GLP Capital’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate;

(f)            use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable;

(g)           in the case of a Shelf Registration, furnish to each Holder of Transfer Restricted Notes, without charge, one conformed copy of each Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(h)           in the case of a Shelf Registration, cooperate with the selling Holders of Transfer Restricted Notes to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing Transfer Restricted Notes covered by such Shelf Registration to be sold and relating to the subsequent transfer of such Notes; and cause such Notes to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least three Business Days prior to the closing of any sale of Transfer Restricted Notes;

(i)            in the case of a Shelf Registration or an Exchange Offer Registration, upon the occurrence of any circumstance contemplated by Section 3(e)(B), 3(e)(C), 3(e)(D), 3(e)(E) or 3(e)(F) hereof, use their reasonable best efforts to prepare a supplement or post-effective amendment to the subject Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that (subject to Section 3(a)), as thereafter delivered to the purchasers of the Transfer Restricted Notes to whom a Prospectus is being delivered by a Participating Broker-Dealer who has notified the Companies and the Guarantor that it will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(a) hereof, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to notify each Holder or Participating Broker-Dealer, as applicable, to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event;

(j)            use their reasonable best efforts to obtain a CUSIP number for all Exchange Notes or, if issued, Private Exchange Notes (with respect to the Private Exchange Notes, subject to the provisions of the last two sentences of Section 2(a)(iv)

hereof), as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Notes or the Private Exchange Notes, as the case may be, in a form eligible for deposit with the Depositary;

(k)           (i) cause the Indenture or the indenture provided in Section 2(a) to be qualified under the TIA, in connection with the registration of the Transfer Restricted Notes, (ii) cooperate with the Trustee or any trustee under such indenture and the Holders to effect such changes to the Indenture or such indenture as may be required for the Indenture or such indenture to be so qualified in accordance with the terms of the TIA and (iii) execute, and use their reasonable best efforts to cause the Trustee or any trustee under such indenture to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture or such indenture to be so qualified in a timely manner;

(l)            in the case of a Shelf Registration, enter into underwriting agreements, agency agreements or similar agreements, as appropriate, and take all such other customary and appropriate actions in connection therewith, in each case, as are reasonably requested by the Majority Holders in order to expedite or facilitate the disposition of such Transfer Restricted Notes, and in such connection, (i) make such representations and warranties to Holders of such Transfer Restricted Notes and the underwriters (if any) with respect to the business of the Companies, the Guarantor and their respective subsidiaries as then conducted and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested by the Majority Holders; (ii) if an underwriting agreement is entered into, obtain opinions of counsel to the Companies and the Guarantor in form and substance reasonably satisfactory to the managing underwriters, addressed to each of the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and as may be reasonably requested by the managing underwriters; (iii) if an underwriting agreement is entered into, obtain “cold comfort” letters and updates thereof from the independent registered accountants of the Companies and the Guarantor (and, if necessary, any other independent registered accountants or certified public accountants, as the case may be, of any subsidiary of the Companies or the Guarantor or of any business acquired by the Companies or the Guarantor for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the Companies, the Guarantor and each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially identical to those set forth in Section 4 hereof (or such other provisions and procedures acceptable to GLP Capital and the Holders of a majority in aggregate principal amount of Transfer

Restricted Notes covered by such Registration Statement and the managing underwriters) with respect to all parties to be indemnified pursuant to said Section (including, without limitation, such selling Holders and such underwriters).  The above shall be done at each closing in respect of the sale of Transfer Restricted Notes, or as and to the extent required thereunder;

(m)          if a Shelf Registration is filed pursuant to Section 2(b), make available for the period specified in Section 2(b)(ii) for inspection by not more than one counsel for all selling Holders of Transfer Restricted Notes and each such person who would be an “underwriter” as a result of the sale by such person of the Transfer Restricted Notes of any such Holder and any attorney or accountant retained by any such underwriters (collectively, the “Inspectors”), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Companies, the Guarantor and their respective subsidiaries (collectively, the “Records”), and cause the officers, directors and employees of the Companies, the Guarantor and their respective subsidiaries to supply all information in each case reasonably requested by any such Inspector in connection with such Shelf Registration Statement and, in each case as shall be reasonably necessary, in the judgment of the respective counsel referred to above, to enable them to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act.  Records which GLP Capital determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall be maintained in confidence and shall not be disclosed by the Inspectors to any other Person until such time as (1) the disclosure of such Records is required to be set forth in the Shelf Registration Statement or the prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such prospectus in order that such Shelf Registration Statement, prospectus, amendment or supplement as the case may be, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, (in which case the subject information may only be disclosed to another Person following such time as the Shelf Registration Statement in which such information is included is publicly filed by the Companies with the SEC), (2) such Person shall be legally compelled to disclose such information pursuant to a subpoena or other order from a court of competent jurisdiction (but only after such Person shall have given the Companies and the Guarantor prior written notice of such requirement) or (3) the information in such Records has been made generally available to the public.  Each such Inspector will be required to agree to keep information obtained by it as a result of its inspections pursuant to this Agreement confidential and not to use such information as the basis for any market transactions in the securities of the Companies or the Guarantor unless and until such is made generally available to the public.  Each Inspector will be required to further agree that it will, upon learning that disclosure of such Records is sought under (1) above, give notice to the Companies and the Guarantor and allow the

Companies, the Guarantor and their respective subsidiaries at their expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

(n)           comply with all applicable rules and regulations of the SEC so long as the provisions of this Agreement are applicable and make generally available to its security holders earnings statements satisfying the provisions of  Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 60 days after the end of any 12-month period (or 105 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Transfer Restricted Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Companies or the Guarantor, as applicable, after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

(o)           upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Companies and the Guarantor addressed to the Trustee and which includes an opinion that (i) the Companies and the Guarantor have duly authorized, executed and delivered each of the Exchange Notes and Private Exchange Notes, as the case may be and (ii) the Exchange Notes constitute a legal, valid and binding obligation of the Companies and the Guarantor, as the case may be, enforceable against the Companies and the Guarantor in accordance with its respective terms (in each case, with customary exceptions);

(p)           if an Exchange Offer or a Private Exchange is consummated, upon proper delivery of Transfer Restricted Notes by Holders to the Companies and the Guarantor (or to such other Person as directed by GLP Capital) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Companies and the Guarantor shall mark, or cause to be marked, on such Transfer Exchange Notes and on the books of the Trustee, the Note Registrar (as defined in the Indenture) and, if necessary, the Depositary, delivered by such Holders that such Transfer Restricted Notes are being canceled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; but in no event shall such Notes be marked as paid or otherwise satisfied solely as a result of being exchanged for Exchange Notes or Private Exchange Notes in the Exchange Offer or the Private Exchange, as the case may be;

(q)           cooperate with each seller of Transfer Restricted Notes covered by any Registration Statement participating in the disposition of such Transfer Restricted Notes and one counsel acting on behalf of all such sellers in connection with the filings, if any, required to be made with FINRA; and

(r)            in the case of the Exchange Offer Registration Statement (A) include in the Exchange Offer Registration Statement a section entitled “Plan of Distribution,” which section shall be reasonably acceptable to BofA on behalf of the Initial Purchasers, and which shall contain a summary statement of the positions publicly taken or policies made public by the staff of the SEC with respect to the potential “underwriter” status of any broker-dealer (a “Participating Broker-Dealer”) that holds Transfer Restricted Notes acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes to be received by such broker-dealer in the Exchange Offer, including a statement that any such Participating Broker-Dealer who receives Exchange Notes for Transfer Restricted Notes pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes, (B) furnish to each Participating Broker-Dealer who has delivered to the Companies and the Guarantor the notice referred to in Section 3(e) (that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in this Section 3(r)), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto (other than any amendment or supplement pursuant to the filing of periodic reports under the Exchange Act which are incorporated by reference into such Prospectus), as such Participating Broker-Dealer may reasonably request, (C) hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto by any Participating Broker-Dealers in connection with the sale or transfer of the Exchange Notes covered by the Prospectus or any amendment or supplement thereto, (D) use their reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by Participating Broker-Dealers for such period of time as such Participating Broker-Dealers must comply with such requirements in order to resell the Exchange Notes; provided, however, that such period shall not be required to exceed the earlier of (i) 180 days from the date the Exchange Offer Registration Statement first became effective under the Securities Act (or such longer period if extended pursuant to the last sentence of this Section 3) and (ii) such time after the Exchange Offer is completed as GLP Capital reasonably believes that there are no Participating Broker-Dealers owning Exchange Notes but not earlier than 90 days (the “Applicable Period”), and (E) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (1) a provision substantially similar to the following:

“If the exchange offeree is a broker-dealer holding Notes acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the

Securities Act in connection with any resale of Exchange Notes received in respect of such Notes pursuant to the Exchange Offer”;

and (2) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (1) and by delivering a Prospectus in connection with the resale of Exchange Notes, such broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act.

The Companies and the Guarantor may require each seller of Transfer Restricted Notes as to which any registration is being effected to furnish to them such information regarding such seller and the proposed distribution of such Transfer Restricted Notes as the Companies and the Guarantor may from time to time reasonably request in writing.  The Companies and the Guarantor may exclude from such registration the Transfer Restricted Notes of any seller who fails to furnish such information within a reasonable time (not to exceed 15 Business Days) after receiving such request and shall be under no obligation to compensate any such seller for any lost income, interest or other opportunity forgone, or any liability incurred, as a result of the decision of the Companies and the Guarantor to exclude such seller.

In the case of (i) a Shelf Registration Statement or (ii) Participating Broker-Dealers who have notified the Companies and the Guarantor that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(r) hereof that are seeking to sell Exchange Notes and are required to deliver Prospectuses, each Holder agrees that, upon receipt of any notice from the Companies and the Guarantor of the happening of any event of the kind described in Section 3(e)(B), 3(e)(C), 3(e)(D), 3(e)(E) or 3(e)(F) hereof, such Holder or Participating Broker-Dealer, as the case may be, will forthwith discontinue disposition of Transfer Restricted Notes or Exchange Notes, as the case may be, pursuant to a Registration Statement until such Holder’s or Participating Broker-Dealer’s, as the case may be, receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or until it is advised in writing (the “Advice”) by the Companies and the Guarantor that the use of the applicable Prospectus may be resumed, and, if so directed by the Companies and the Guarantor, such Holder will deliver to the Companies and the Guarantor (at the expense of the Companies and the Guarantor) all copies in such Holder’s or Participating Broker-Dealer’s, as the case may be, possession, other than permanent file copies then in such Holder’s or Participating Broker-Dealer’s, as the case may be, possession, of the Prospectus covering such Transfer Restricted Notes or Exchange Notes, as the case may be, current at the time of receipt of such notice.  If the Companies and the Guarantor shall give any such notice to suspend the disposition of Transfer Restricted Notes or Exchange Notes, as the case may be, pursuant to a Registration Statement, the Companies and the Guarantor shall use their reasonable best efforts to file as soon as practicable an amendment or supplement to the Registration Statement and, in the case of an amendment, to have such amendment declared effective as soon as practicable and shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Companies and the Guarantor shall have made available to the Holders or Participating Broker-Dealers, as the case may be, (A) copies of the supplemented or amended Prospectus necessary to resume such dispositions or (B) the Advice (or such shorter period that will terminate when all of the Transfer Restricted Notes covered by such Shelf Registration Statement have been sold pursuant thereto or cease to be outstanding or otherwise cease to be Transfer Restricted Notes).

4.             Indemnification and Contribution.

(a)           The Companies and the Guarantor, severally and jointly, shall indemnify and hold harmless each Initial Purchaser, each Holder, each Participating Broker-Dealer, each underwriter who participates in an offering of Transfer Restricted Notes pursuant to a Shelf Registration Statement, their respective affiliates, and each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

(i)      against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto), pursuant to which Transfer Restricted Notes or Exchange Notes were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)     against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 4(d) below) any such settlement is effected with the prior written consent of the Companies and the Guarantor; and

(iii)    against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of one counsel (in addition to any local counsel) chosen as provided in Section 4(c) below) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 4(a);

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Companies and the Guarantor by or on behalf of the Initial Purchasers, such Holder, such Participating Broker-Dealer or any underwriter with respect to such Initial Purchasers, Holder, Participating Broker-Dealer or underwriter, as the case may be, expressly for use in the Registration Statement (or any amendment or supplement thereto) or any Prospectus (or any amendment or supplement thereto); provided, further, that the foregoing indemnity with respect to losses, liabilities, claims, damages, or expenses resulting from an untrue statement or omission or alleged untrue statement or omission in a preliminary prospectus in any Shelf Registration Statement shall not inure to the benefit of any Holder (or to the benefit of any underwriter with respect to such Holder or to the benefit of any person controlling such Holder or underwriter) from whom the person asserting any such losses, claims, damages, expenses or liabilities purchased Transfer Restricted Notes if (i) such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus was eliminated or remedied in the final Prospectus (as amended or supplemented) if the Companies and the Guarantor shall have furnished any amendments or supplements thereto to such Holder or underwriter prior to confirmation for the sale of such Transfer Restricted Notes to such person by such Holder or underwriter and (ii) a copy of the final Prospectus (as so amended and supplemented) was not furnished to such person at or prior to the written confirmation of the sale of such Transfer Restricted Notes to such person, unless such failure to deliver was a result of non-compliance by the Companies and the Guarantor with Section 3(c).

(b)           Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Companies, the Guarantor, the Initial Purchasers, and the other selling Holders and each of their respective directors and each Person, if any, who controls any of the Companies, the Guarantor, the Initial Purchasers, any underwriter or any other selling Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment or supplement thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Companies and the Guarantor by or on behalf of such selling Holder with respect to such Holder expressly for use in the Registration Statement (or any supplement thereto), or any such Prospectus (or any amendment thereto); provided, however, that, in the case of the Shelf Registration Statement, no such Holder shall be liable for any claims hereunder in excess of the amount of proceeds received by such Holder from the sale of Transfer Restricted Notes pursuant to the Shelf Registration Statement.

(c)           Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  In the case of parties indemnified pursuant to Section 4(a) above, counsel to all the indemnified parties shall be selected by the Initial Purchasers, and, in the case of parties indemnified pursuant to Section 4(b) above, counsel to all the indemnified parties shall be selected by GLP Capital.  An indemnifying party may participate at its own expense in the defense of any such action, in which case, counsel to such indemnifying party may also be counsel to the indemnified party; provided, however, that, if such indemnified party at any time determines in its reasonable judgment that (i) there exists a conflict of interest between the indemnified party and the indemnifying party or (ii) there are legal defenses available to the indemnified party that would not be available to the indemnifying party, then, counsel to the indemnifying party shall not be (or shall cease to be, as applicable) counsel to the indemnified party.  For further clarification, should the indemnifying party participate in the defense of such action under the circumstances set forth in the proviso of the preceding sentence, the indemnifying party shall indemnify the indemnified party against any and all expenses described in subsection (a)(iii) above.  If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and approved by the indemnified parties defendant (including any impleaded parties) in such action, which approval shall not be unreasonably withheld, and after notice from the indemnifying party to such indemnified party of its election to so assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, however, that, if such indemnified party at any time determines in its reasonable judgment that (i) there exists a conflict of interest between the indemnified party and the indemnifying party or (ii) there are legal defenses available to the indemnified party that would not be available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense.  If such indemnifying party is not entitled to assume the defense of such action as a result of the proviso to the preceding sentence, then counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party and, for further clarification, the indemnifying party shall indemnify the indemnified party against any and all expenses described in Section 4(a)(iii) above.  If any indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)           If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel incurred by such indemnified party as contemplated under this Section 4, then such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.  Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent the indemnifying party, in its good faith judgment, considers such requests to be reasonable and (ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement.

(e)           (i)  In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this Section 4 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Companies, the Guarantor and the Holders, as applicable, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Companies, the Guarantor and the Holders; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation.  As between the Companies, the Guarantor and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Companies and the Guarantor, on the one hand, and the Holders of Transfer Restricted Notes, the Participating Broker-Dealer or Initial Purchasers, as the case may be, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

(ii)           The relative fault of the Companies and the Guarantor, on the one hand, and the Holders of Transfer Restricted Notes, the Participating Broker-Dealer or the Initial Purchasers, as the case may be, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Companies and the Guarantor, or by the Holder of Transfer Restricted Notes, the Participating Broker-Dealer or the Initial Purchasers, as the case may be, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(iii)          Notwithstanding the provisions of this Section 4, no Holder shall be required to contribute any amount in excess of the amount by which the total price (without deduction for any underwriter’s commission, discount or other fee) at which the Notes sold by it under the Shelf Registration Statement exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(iv)          The Companies, the Guarantor and the Holders of the Transfer Restricted Notes and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4.

(v)           For purposes of this Section 4, each affiliate of any Person, if any, who controls a Holder of Transfer Restricted Notes, the Initial Purchasers or a Participating Broker-Dealer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Holder, and each director of the Companies and the Guarantor, each affiliate of the Companies and the Guarantor, each executive officer of the Companies and the Guarantor who signed the Registration Statement, and each Person, if any, who controls the Companies and the Guarantor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Companies and the Guarantor.

5.             Participation in Underwritten Registrations.  No Holder may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell such Holder’s Transfer Restricted Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.  The Companies and the Guarantor shall be under no obligation to compensate any Holder for lost income, interest or other opportunity foregone, or other liability incurred, as a result of the  decision by the Companies and the Guarantor to exclude such Holder from any underwritten registration if such Holder has not complied with the provisions of this Section 5 in all material respects following 15 Business Days’ written notice of non-compliance and the decision by the Companies and the Guarantor to exclude such Holder.

6.             Selection of Underwriters.  The Holders of Transfer Restricted Notes covered by the Shelf Registration Statement who desire to do so may sell the securities covered by such Shelf Registration in an underwritten offering.  In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Notes covered by the Shelf Registration Statement; provided, however, that such underwriters and managers must be reasonably satisfactory to GLP Capital.

7.             Miscellaneous.

(a)           No Inconsistent Agreements.  The rights granted to the Holders hereunder do not, and will not for the term of this Agreement in any way conflict with and are not, and will not during the term of this Agreement be inconsistent with the rights granted to the holders of other issued and outstanding securities of the Companies and the Guarantor under any other agreements entered into by the Companies and the Guarantor.

(b)           Amendments and Waivers.  The provisions of this Agreement, including provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Companies, the Guarantor and the Majority Holders; provided, however, that no amendment, modification, or supplement or waiver or consent to the departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Transfer Restricted Notes, the Companies or the Guarantor unless consented to in writing by such Holder of Transfer Restricted Notes, the Companies, or the Guarantor as the case may be.

(c)           Notices.  (i)  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile, or any courier guaranteeing overnight delivery (A) if to a Holder, at the most current address given by such Holder to the Companies and the Guarantor by means of a notice given in accordance with the provisions of this Section 7(c), which address initially is, with respect to the Initial Purchasers, the addresses set forth in the Purchase Agreement; and (B) if to the Companies and the Guarantor, initially at the address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(c).

(ii)           All such notices and communications shall be deemed to have been duly given:  at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is confirmed, if sent by facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

(iii)          Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

(d)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the Companies, the Guarantor and the Initial Purchasers, including, without limitation, and without the need for an express assignment, subsequent Holders.  If any transferee of any Holder shall acquire Transfer Restricted Notes, in any manner, whether by operation of law or otherwise, such Transfer Restricted Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Notes, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

(e)           Third Party Beneficiary.  Each Holder shall be a third party beneficiary of the agreements made hereunder between the Companies and the Guarantor, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

(f)            Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g)           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)           GOVERNING LAW AND SUBMISSION TO JURISDICTION.  THIS AGREEMENT, THE NOTES, THE EXCHANGE NOTES AND THE PRIVATE EXCHANGE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  NO PROCEEDING RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE COMMENCED, PROSECUTED OR CONTINUED IN ANY COURT OTHER THAN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK OR IN THE

UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, WHICH COURTS SHALL HAVE JURISDICTION OVER THE ADJUDICATION OF SUCH MATTERS, AND THE COMPANIES AND THE GUARANTOR HEREBY CONSENT TO THE JURISDICTION OF SUCH COURTS AND PERSONAL SERVICE WITH RESPECT THERETO.  THE COMPANIES AND THE GUARANTOR HEREBY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT.  THE COMPANIES AND THE GUARANTOR AGREE THAT A FINAL JUDGMENT IN ANY SUCH PROCEEDING BROUGHT IN ANY SUCH COURT SHALL BE CONCLUSIVE AND BINDING UPON THE COMPANIES AND THE GUARANTOR AND MAY BE ENFORCED IN ANY OTHER COURTS IN THE JURISDICTION OF WHICH ANY OF THE COMPANIES OR THE GUARANTOR IS OR MAY BE SUBJECT, BY SUIT UPON SUCH JUDGMENT.

(i)            Severability.  In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(j)            Notes Held by the Companies or Any of Their Affiliates.  Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Notes is required hereunder, Transfer Restricted Notes held by either of the Companies or either of the Companies’ affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

GLP CAPITAL, L.P.

By: Gaming and Leisure Properties, Inc., its general partner

By:		/s/ William J. Clifford
	Name:	William J. Clifford
	Title:	Chief Financial Officer

GLP FINANCING II, INC.

By:		/s/ William J. Clifford
	Name:	William J. Clifford
	Title:	Chief Financial Officer

GAMING AND LEISURE PROPERTIES, INC.

By:		/s/ William J. Clifford
	Name:	William J. Clifford
	Title:	Chief Financial Officer

CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH

                               INCORPORATED

for itself and on behalf of the several
Initial Purchasers

By:		/s/ Daniel J. Kelly
	Name:	Daniel J. Kelly
	Title:	Managing Director

SCHEDULE A

Initial Purchasers

J.P. Morgan Securities LLC

Merrill Lynch, Pierce, Fenner & Smith

                      Incorporated

UBS Securities LLC

RBS Securities Inc.

Fifth Third Securities, Inc.

Wells Fargo Securities, LLC

Credit Agricole Securities (USA) Inc.

Goldman, Sachs & Co.

Nomura Securities International, Inc.

SunTrust Robinson Humphrey, Inc.